                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 Date of Report
                                  July 16, 2003
                        (Date of earliest event reported)


                             SOUTHTRUST CORPORATION
             (Exact name of registrant as specified in its charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)




                 0-3613                                63-0574085
----------------------------------------   ------------------------------------
          (Commission File No.)             (IRS Employer Identification No.)



          420 North 20th Street
           Birmingham, Alabama                            35203
----------------------------------------   ------------------------------------
(Address of principal executive offices)             (Zip Code)




                                 (205) 254-5000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Item 7.  Financial Statements and Exhibits

(C)      Exhibit

         99.1     Press release dated July 16, 2003

         99.2     Supplemental financial information


Item 9.  Regulation FD Disclosure

         The following information is being furnished pursuant to Item 12, "Results of Operations and Financial Condition", in accordance with SEC Release No. 33-8216.

         On July 16, 2003, the registrant issued a press release announcing financial results for the quarter ended June 30, 2003, which is included as
Exhibit 99.1.

         Supplemental financial information for the quarter ended June 30, 2003, which is provided to investors and other interested parties on the registrant's website at www.southtrust.com, is included as Exhibit 99.2.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                  SOUTHTRUST CORPORATION
                                                       (Registrant)


Date: July 16, 2003                      By        /s/ WILLIAM L. PRATER
                                            -----------------------------------
                                                     William L. Prater
                                                 Its Senior Vice President